EXHIBIT 99.1
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                          CHAIRMAN RETENTION AGREEMENT

         CHAIRMAN RETENTION AGREEMENT, dated as of this 16th day of September, 2003 (the "Effective Date"), between The Penn Traffic Company, a Delaware corporation (the "Company"), and James A. Demme (the "Executive").

         WHEREAS, the Company desires to employ the Executive and the Executive has indicated his willingness to provide his services, on the terms and conditions set forth herein;

         WHEREAS, on May 30, 2003, the Company, together with its wholly and indirectly owned subsidiaries, Dairy Dell, Inc., Penny Curtiss Baking Company, Inc., Big M Supermarkets, Inc., Sunrise Properties, Inc., Pennway Express, Inc., Big Bear Distribution Company, Commander Foods, Inc., Abbott Realty Corporation, Bradford Supermarkets, Inc., P&C Food Markets, Inc. of Vermont, P.T. Development, LLC and PT Fayettville/Utica, LLC, (collectively referred to herein as the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") for relief under chapter 11 of the Bankruptcy Code.

         NOW, THEREFORE, on the basis of the foregoing premises and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         Section 1. TERM. The term of Executive's employment hereunder (the "Term") shall commence on the Effective Date, subject to approval by the Bankruptcy Court, and shall end on the earliest of (i) May 30, 2004; (ii) the date sixty days after the effective date of the Debtors' plan or plans of reorganization (the "Plan"); (iii) the date sixty days after the consummation of a sale of substantially all of the Debtors' assets approved by the Bankruptcy Court; or (iv) the date that the Executive's employment terminates pursuant to
Section 5.

         Section 2. EMPLOYMENT. Subject to the terms and conditions contained herein, the Executive shall serve as Chairman of the Board of Directors of the Company (the "Board"), shall, together with the Company's Interim Chief Executive Officer, manage and direct the Company's strategic planning, business planning and all merchandising, operational and other decisions, and shall have such other duties as are typically performed by the Chairman of the Board, together with such additional duties, commensurate with the Executive's position, as may be assigned to the Executive from time to time by the Board. During the first five months of the Term (the "Initial Period"), the principal location of the Executive's employment shall be at the Company's principal executive office located in Syracuse, New York, although the Executive understands and agrees that he may be required to travel from time to time for business reasons. The Executive agrees that during the Initial Period, the Executive shall perform his duties hereunder on a full-time basis. Thereafter through the remainder of the Term, the Executive agrees that he shall perform his duties hereunder on a part-time basis of approximately eight to ten days per month. At the request of the Board, Executive shall assist the Company in identifying and screening candidates for the position of permanent Chief Executive Officer for the reorganized Company.

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         SECTION 3. COMPENSATION.

         (a) SALARY. As compensation for the performance of the Executive's services hereunder, the Company shall pay to the Executive a salary (the "Salary") of $100,000 per month during the Initial Period and a salary of $30,000 per month for the remainder of the Term. The Salary shall be payable in accordance with the Company's standard payroll practices.

         (b) BONUS. Upon confirmation of any Plan, the Executive shall receive a bonus (the "Success Bonus") based on the percentage of recoveries, in any form, on allowed general unsecured creditor claims (defined as the blended recovery of all of the Debtors' unsecured claims, including the 11% senior notes and all other general unsecured claims), as follows: (x) for recoveries up to 10%, the Success Bonus shall be $250,000; and (y) for each additional 1% of recoveries above 10%, the Success Bonus shall be increased by an additional $20,000.

         (c) BENEFITS. In addition to the Salary and the Success Bonus, the Executive shall during the Term be entitled to participate in health, insurance, pension, automobile and other benefits provided to other senior executives of the Company on terms no less favorable than those available to such senior executives of the Company. The Executive shall during the Term also be entitled to the same number of vacation days, holidays, sick days and other benefits as are generally allowed to other senior executives of the Company in accordance with the Company policies; PROVIDED, HOWEVER, the Executive shall not be entitled to participate in any Company severance plans, the Company's Key Employee Retention Program, or any similar or other program designed to retain the Company's personnel during the pendency of the Debtors' Chapter 11 cases or to pay severance or separation pay.

         SECTION 4. REIMBURSEMENT FOR EXPENSES. The Company shall reimburse the Executive for all reasonable expenses incurred in the performance of his services hereunder, including reasonable expenses incurred by the Executive for periodic travel and lodging, in accordance with Company policies, between the Executive's permanent home in Alabama and Syracuse, New York.

         SECTION 5. TERMINATION.

         (a) DEATH. Upon the death of the Executive, this Agreement shall automatically terminate and the Executive's estate shall be entitled to receive the Executive's Salary for the remainder of the Term (determined as if this Agreement had not terminated in accordance with this Section 5(a)) in accordance with the Company's standard payroll practices.

         (b) DISABILITY. If the Executive is unable to perform the duties required of him under this Agreement because of illness, incapacity, or physical or mental disability, the Company shall have the right to terminate the Executive's employment and this Agreement on account of the Executive's disability; provided, that the Company shall, nevertheless, upon any such termination, continue to pay the Executive his Salary for the remainder of the Term (determined as if the Executive had not been terminated in accordance with this Section 5(b)) in accordance with the Company's standard payroll practices.

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         (c)      BY THE COMPANY FOR CAUSE. The Company may terminate the
Executive's employment and this Agreement for Cause by delivering to the Executive a written notice setting forth the specific basis for such termination. Termination of the Executive's employment hereunder shall be effective upon delivery of such notice of termination. For purposes of this Agreement, "Cause" shall mean the Executive's (i) willful and continued failure to perform his duties hereunder, (ii) willful engagement in gross misconduct which is demonstrably and materially injurious to the Company or its affiliates, or (iii) conviction of, or pleading guilty or no contest to, a felony.

         (d) BY THE COMPANY WITHOUT CAUSE. The Company may terminate the Executive's employment and this Agreement without Cause by delivering to the Executive a written notice setting forth the effective date of such termination, which date shall not be less than 60 days after receipt by the Executive of written notice of such termination.

         (e) BY EXECUTIVE FOR GOOD REASON. The Executive may terminate his employment and this Agreement for "Good Reason" if he resigns from employment hereunder following (i) a material breach of this Agreement by the Company or
(ii) a material diminution of the Executive's duties by the Company. The date of termination of the Executive's employment under this Section 5(e) shall be the effective date of any resignation specified in writing by the Executive, which shall not be less than 60 days after receipt by the Company of written notice of such resignation, provided that such resignation shall not be effective and the Good Reason shall be deemed to have been cured if such Good Reason is remedied by the Company during such 60-day period.

         (f) BY EXECUTIVE WITHOUT GOOD REASON. The Executive may terminate his employment and this Agreement without Good Reason by delivering to the Company a written notice setting forth the effective date of such termination, which date shall not be less than 60 days after receipt by the Company of written notice of such resignation.

         (g) PAYMENTS UPON A TERMINATION FOR WITHOUT CAUSE OR GOOD REASON. In the event the Executive's employment hereunder is terminated in accordance with Section 5(d) or 5(e), the Company shall pay to the Executive, (i) any Salary earned but not paid through the effective date of such termination, (ii) the Salary (less any applicable withholding or similar taxes) in accordance with the Company's standard payroll practices, for the remainder of the Term (determined as if the Executive had not been terminated in accordance with Section 5(d) or 5(e)), and (iii) if within 90 days following such termination:
(A) the Plan becomes effective, or (B) a sale of substantially all of the assets of the Debtors approved by the Bankruptcy Court is consummated, the Executive shall be entitled to receive the Success Bonus to the extent earned as provided in Section 3(b). Notwithstanding anything herein to the contrary, the payments and benefits to be provided to the Executive as set forth in this Section 5(g) shall be reduced, on a dollar for dollar basis, to the extent of any other termination payments or benefits provided by the Company to the Executive in connection with any "plant shutdown" or "mass layoff" under the Workers Adjustment or Retraining Act or any similar state or local worker dislocation statute.

         (h) PAYMENTS UPON A TERMINATION FOR WITH CAUSE OR WITHOUT GOOD REASON. In the event the Executive's employment hereunder is terminated in accordance with Section

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5(c) or 5(f), the Company shall pay to the Executive any Salary earned but not paid through the effective date of such termination.

         (i) CONTINUING RIGHTS. Upon any termination of this Agreement, all of the rights and privileges of the Executive hereunder shall cease, except for his rights under this Section 5.

         SECTION 6. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. The Executive, except in connection with his employment hereunder or as required by law, shall not disclose to any person or entity or use, either during the Term or at any time thereafter, any information not in the public domain or generally known in the industry, in any form, acquired by the Executive, such information which, to the Executive's knowledge, has been acquired, directly or indirectly, from any person or entity owing a duty of confidentiality to the Company or any of its subsidiaries or affiliates, relating to the Company, its subsidiaries or affiliates. The Executive agrees and acknowledges that all such information, in any form, and copies and extracts thereof, are and shall remain the sole and exclusive property of the Company, and upon termination of his employment with the Company, the Executive shall return to the Company the originals and all copies of any such information provided to or acquired by the Executive in connection with the performance of his duties for the Company, and shall return to the Company all files, correspondence and/or other communications received, maintained and/or originated by the Executive during the course of his employment. The obligations of the Executive under this Section 6 shall survive any termination of this Agreement.

         SECTION 7. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of, and be enforceable by, the Executive's heirs and the Company's successors and assigns. The Company shall have the right to assign this Agreement or any part hereof or any rights hereunder to any successor-in-interest to the Company and to any affiliate of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

         SECTION 8. SEVERABILITY AND GOVERNING LAW. If any provision of this Agreement is declared invalid, illegal or incapable of being enforced by any court of competent jurisdiction, all of the remaining provisions of this Agreement shall nevertheless continue in full force and effect and no provisions shall be deemed dependent upon any other provision unless expressly set forth herein. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into and performed entirely within such State, without regard to principles of conflicts of laws.

         SECTION 9. NOTICES.

         (a) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                  (i) If to the Executive, at 7113 Old Overton Club Drive, Birmingham, AL 35242, or at such other address as the Executive may have furnished the Company in writing,

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                  (ii)     If to the Company, at 1200 State Fair Boulevard,
Syracuse, New York 13221, marked for the attention of the Company's General Counsel, or at such other address as it may have furnished in writing to the Executive.

         (b) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

         SECTION 10. SECTION HEADINGS. The headings in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

         SECTION 11. COMPLETE AGREEMENT, WAIVER AND MODIFICATION. This Agreement contains a complete statement of all the arrangements between the parties with respect to the Executive's employment by the Company, supersedes all existing agreements and discussions between them concerning the Executive's employment and can only be amended or modified by a written instrument signed by the Company and the Executive. The failure of a party to insist upon strict adherence to any term of this Agreement shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         SECTION 12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         SECTION 13. INDEMNITY. The Company or one of its subsidiaries, as appropriate shall indemnify Executive for any claim arising out of or in connection with the Executive's service as an officer, director or employee of the Company or any such subsidiary, in the same manner and to the same extent as the Company or such subsidiary, as appropriate, indemnifies its current officers, directors and employees.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   THE PENN TRAFFIC COMPANY


                                   By:  /s/ Steven Panagos
                                        ---------------------------------------
                                        Name:   Steven Panagos
                                        Title:  Interim Chief Executive Officer
                                                of the Company


                                   EXECUTIVE

                                   /s/ James A. Demme
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                                   James A. Demme